Schedule of Investments(a)
Invesco Real Assets ESG ETF (IVRA)
January 31, 2025
(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-99.50%
Consumer Staples-0.56%
Archer-Daniels-Midland Co.	1,344	$68,853
Energy-20.37%
Cheniere Energy, Inc.	2,390	534,524
Enbridge, Inc. (Canada)(b)	7,557	327,953
Kinder Morgan, Inc.	13,353	366,940
ONEOK, Inc.	2,497	242,633
Pembina Pipeline Corp. (Canada)	7,459	270,188
Targa Resources Corp.	1,810	356,208
Williams Cos., Inc. (The)	7,303	404,805
		2,503,251
Industrials-0.95%
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR (Mexico)	428	117,473
Materials-10.50%
Agnico Eagle Mines Ltd. (Canada)	1,148	107,075
Corteva, Inc.	3,566	232,753
International Paper Co.(b)	1,194	66,422
Lundin Mining Corp. (Chile)	8,876	70,358
Newmont Corp.	5,762	246,153
Nutrien Ltd. (Canada)(b)	4,434	229,653
Smurfit WestRock PLC	5,632	299,003
West Fraser Timber Co. Ltd. (Canada)	451	39,241
		1,290,658
Real Estate-53.53%
Alexandria Real Estate Equities, Inc.	2,027	197,329
American Homes 4 Rent, Class A	8,534	295,532
American Tower Corp.	3,404	629,570
Crown Castle, Inc.(b)	2,633	235,074
Digital Realty Trust, Inc.	1,407	230,551
EastGroup Properties, Inc.(b)	1,093	185,395
Equinix, Inc.	564	515,304
Equity Residential	1,329	93,867
Extra Space Storage, Inc.	694	106,876
Federal Realty Investment Trust(b)	1,268	137,743
Healthpeak Properties, Inc.	12,238	252,837
Host Hotels & Resorts, Inc.	11,902	198,882
Invitation Homes, Inc.	9,815	305,737
PotlatchDeltic Corp.	1,205	53,900
Prologis, Inc.	6,757	805,772
Public Storage	703	209,832
Realty Income Corp.	6,675	364,722
Regency Centers Corp.(b)	772	55,461
	Shares	Value
Real Estate-(continued)
Rexford Industrial Realty, Inc.	7,328	$297,957
SBA Communications Corp., Class A	998	197,165
Simon Property Group, Inc.	1,777	308,949
Sun Communities, Inc.(b)	570	72,105
Terreno Realty Corp.(b)	1,146	74,971
W.P. Carey, Inc.(b)	2,140	119,647
Welltower, Inc.	2,796	381,598
Weyerhaeuser Co.	8,243	252,401
		6,579,177
Utilities-13.59%
American Water Works Co., Inc.	2,339	291,533
CenterPoint Energy, Inc.	2,785	90,707
Consolidated Edison, Inc.	4,805	450,421
Essential Utilities, Inc.	9,219	327,090
Sempra	6,158	510,683
		1,670,434
Total Common Stocks & Other Equity Interests (Cost $11,444,798)		12,229,846
Money Market Funds-1.28%
Invesco Government & Agency Portfolio, Institutional Class, 4.33%(c)(d) (Cost $157,514)	157,514	157,514
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.78% (Cost $11,602,312)		12,387,360
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-10.59%
Invesco Private Government Fund, 4.35%(c)(d)(e)	361,290	361,290
Invesco Private Prime Fund, 4.48%(c)(d)(e)	939,186	939,468
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,300,758)		1,300,758
TOTAL INVESTMENTS IN SECURITIES-111.37% (Cost $12,903,070)		13,688,118
OTHER ASSETS LESS LIABILITIES-(11.37)%		(1,397,090)
NET ASSETS-100.00%		$12,291,028
See accompanying notes which are an integral part of this schedule.

Invesco Real Assets ESG ETF (IVRA)—(continued)
January 31, 2025
(Unaudited)
Investment Abbreviations:
ADR	-American Depositary Receipt

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at January 31, 2025.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended January 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value January 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$153,643	$467,422	$(463,551)	$-	$-	$157,514	$785
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	291,212	1,962,852	(1,892,774)	-	-	361,290	3,415 *
Invesco Private Prime Fund	841,753	4,311,753	(4,214,039)	-	1	939,468	8,923 *
Total	$1,286,608	$6,742,027	$(6,570,364)	$-	$1	$1,458,272	$13,123

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of January 31, 2025.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2025
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Capital Management LLC’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$12,229,846	$-	$-	$12,229,846
Money Market Funds	157,514	1,300,758	-	1,458,272
Total Investments	$12,387,360	$1,300,758	$-	$13,688,118